TRI-CONTINENTAL CORPORATION                          FIRST QUARTER REPORT 2001
INVESTS TO PRODUCE
FUTURE GROWTH OF BOTH
CAPITAL AND INCOME,
WHILE PROVIDING REASONABLE
CURRENT INCOME.



                                                                [LOGO ]
                                                            TRI-CONTINENTAL
                                                              CORPORATION

             TRI-CONTINENTAL CORPORATION
                      MANAGED BY
                        [LOGO]
                J. & W. SELIGMAN & CO.
                     INCORPORATED
           INVESTMENT MANAGERS AND ADVISORS
                   ESTABLISHED 1864
         100 PARK AVENUE, NEW YORK, NY 10017

This report is intended only for the information of Stockholders or those who have received the current prospectus covering shares of Common Stock of Tri-
Continental Corporation, which contains information about management fees and other costs.


               www.tri-continental.com

                         CETRI3a 3/01          AN INVESTMENT YOU CAN LIVE WITH

TRI-CONTINENTAL CORPORATION

To the Stockholders:

    During the first quarter of 2001, the US stock market continued to exhibit the volatility that plagued it during 2000, reacting negatively to evidence of a weak economy and declining corporate profits. For the three months ended March 31, 2001, Tri-Continental Corporation returned -9.63% based on net asset value and -2.16% based on market price, compared with -8.35% for the Lipper Closed-End Growth & Income Funds Average and -11.86% for the Standard & Poor's 500 Composite Stock Index (S&P 500).

    Negative news regarding the pace of global economic growth and accelerating profit shortfalls dominated news headlines in the first quarter. Continuing the trend started in late 2000, industrial production in the US fell sharply in the first quarter of 2001, corporate earnings continued to erode, and layoffs were announced by several leading companies. In many ways, the current slowdown is typical of a classic inventory correction. During the recent expansion, many corporations spent heavily on technology and capital expenditures in light of surging demand. More recently, they have significantly scaled back their spending, and, as a result, many technology companies and other suppliers find themselves faced with excess inventory which, we believe, must be reduced before a true recovery can occur.

    With slower (but still positive) economic growth, the Federal Reserve Board has taken an active role in encouraging a resumption of economic expansion and reinforcing confidence. The Fed has lowered interest rates four times thus far in 2001, for a total of 200 basis points, with further cuts likely. As the first quarter ended, the stock market began to react positively to these rate cuts. By the time the Fed unexpectedly lowered rates on April 18, the market had already entered into a modest recovery. Furthermore, it seemed to be taking bad earnings news more in stride than it had during the first quarter. This is encouraging, and could signal that the stock market may be searching for an end to the correction. While the Fed does not see its role as propping up the stock market, investors have been heartened by the Fed's proactive stance on interest rates and careful monitoring of economic data.

    Looking ahead, there are several reasons to be cautiously optimistic. GDP grew at a two percent annual rate in the first quarter, double the fourth quarter's one percent rate. Inflation is under control, interest rates should continue to fall, and a federal tax cut is still likely. Both consumer confidence and the housing market have held up. The global slowdown and further domestic job losses could alter this picture, however, and these factors must be closely watched. After the extreme highs and lows of the past two years, we welcome the possibility of a stock market that offers better value and a more balanced investment environment. With its portfolio of quality stocks, Tri-Continental Corporation stands to benefit in this environment.

    Thank you for your continued support of Tri-Continental Corporation. We look forward to serving your investment needs for many years to come.

     By order of the Board of Directors,


/s/ WILLIAM C. MORRIS
---------------------
William C. Morris
Chairman
                                                             /s/  BRIAN T. ZINO
                                                             -------------------
                                                                  Brian T. Zino
                                                                  President

April 30, 2001

TRI-CONTINENTAL CORPORATION

INTERVIEW WITH YOUR PORTFOLIO MANAGERS, CHARLES C. SMITH, JR. AND RODNEY COLLINS

[Graphic Omitted]

GROWTH AND INCOME TEAM: (STANDING, FROM LEFT) AMY FUJII, JOHN ROTH, MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), (SEATED, FROM LEFT) CHARLES C. SMITH, JR. (PORTFOLIO MANAGER), RODNEY COLLINS (CO-PORTFOLIO MANAGER), (NOT PICTURED) RAY LAM, BRIAN TURNER



HOW DID TRI-CONTINENTAL CORPORATION PERFORM DURING THE FIRST QUARTER OF 2001?

For the quarter ended March 31, 2001, Tri-Continental posted a total return of -9.63% based on net asset value and -2.16% based on market price, compared to -8.35% for the Lipper Closed-End Growth & Income Funds Average and -11.86% for the Standard and Poor's 500 Composite Stock Index (S&P 500).

WHAT ECONOMIC AND MARKET FACTORS AFFECTED TRI-CONTINENTAL'S RESULTS IN THE FIRST QUARTER?

Tri-Continental's performance reflected an uncertain and volatile investment environment, one in which the equity market struggled to make sense of a slowing economy, conflicting economic data, weakness in the manufacturing sector, and disappointing corporate earnings. In the fourth quarter of 2000, corporate profits experienced a sharp decline, falling more rapidly and affecting more companies than many expected. This trend continued into the first quarter of 2001, causing significant volatility in the stock market. Investors have wondered whether the US economy was in a recession and how this would affect many companies' prospects. Industrial production has fallen for several months in a row (though it recovered a bit in March), a development that has worried investors. After several years of unprecedented growth and expansion, we are now seeing companies grappling with excess inventory (especially in the technology sector) and high levels of debt. In contrast to the heavy spending of recent years, the corporate sector is now retrenching and is rapidly cutting costs. If expectations were too high in 1999 and early 2000, we believe they are currently too low, and this pessimism seems to have contributed to the weakness in financial markets. The Federal Reserve Board has responded to the weakening economy by cutting interest rates by 200 basis points so far in 2001, and we believe it will continue to cut rates as the year progresses.

WHAT WAS YOUR INVESTMENT STRATEGY?

We believe the US economy, having slowed appreciably, is now in a defensive phase, and, therefore, we have implemented a strategy of adding early business cycle stocks to Tri-Continental's portfolio. Historically, early-cycle sectors do well after the Fed cuts interest rates and as the economy emerges from a slowdown. We think that stock prices will anticipate an improvement in the economy, and we are positioning Tri-Continental to take advantage of this. The sectors currently overweighted in the portfolio include consumer cyclicals, semiconductors, and semiconductor capital equipment. Additionally, we have shifted our emphasis in the consumer staples sector, purchasing cable companies; we may continue to move into this area as the year progresses. While concerns over credit quality have made it premature to buy additional banking stocks, we will likely add to this area later in 2001 when the economic picture brightens.


                                                           (CONTINUED ON PAGE 4)

TRI-CONTINENTAL CORPORATION

--------------------------------------------------------------------------------

   INVESTMENT RESULTS PER COMMON SHARE

   TOTAL RETURNS

   FOR PERIODS ENDED MARCH 31, 2001

                                                                    Average Annual
                                                            --------------------------------
                                                Three        One         Five           10
                                               Months*      Year         Years         Years
                                               ------       ----         -----         -----
           MARKET PRICE**                      (2.16)%      (5.76)%      12.54%       11.80%

           NET ASSET VALUE**                   (9.63)      (17.28)       10.67        11.67

           LIPPER CLOSED-END
             GROWTH & INCOME
             FUNDS AVERAGE***                  (8.35)       (8.27)       11.93        12.51

           S&P 500***                         (11.86)      (21.68)       14.18        14.42

   PRICE PER SHARE

                                  March 31, 2001     December 31, 2000
                                  --------------     -----------------
           MARKET PRICE               $20.66              $21.1875

           NET ASSET VALUE             23.30               25.87



   DIVIDEND AND CAPITAL GAIN (LOSS) INFORMATION
   FOR THE THREE MONTHS ENDED MARCH 31, 2001

                                                       Capital Gain (Loss)
                                                   ----------------------------
                                  Dividend Paid+   Realized++     Unrealized+++
                                  --------------   ---------      -----------
                                      $0.07        $(0.38)          $0.62


       ------------------------------------------------------------------

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

      * Returns for periods of less than one year are not annualized.

     ** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.

    *** The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. Investors cannot invest directly in an index or an average.

      + Preferred Stockholders were paid dividends totaling $0.625 per share.

     ++ Excludes $0.13 of undistributed realized capital gains from 2000.

    +++ Represents the per share amount of net unrealized appreciation of portfolio securities as of March 31, 2001.

--------------------------------------------------------------------------------

TRI-CONTINENTAL CORPORATION

WHAT SECTORS OF THE PORTFOLIO MOST POSITIVELY CONTRIBUTED TO TRI-CONTINENTAL'S PERFORMANCE?

Strong stock selection across the board helped Tri-Continental outperform the overall market as measured by the S&P 500. The sectors of the portfolio that helped performance most on an absolute basis were communication services, utilities, capital goods, and health care. Health care typically performs well in a slow economic environment. Particularly helpful were stock picks in the areas of semiconductors and computer software and services.

WHAT SECTORS OF THE PORTFOLIO DETRACTED FROM PERFORMANCE?

The sectors that hurt performance most on an absolute basis were technology, financials, basic materials, and consumer staples. The technology sector is still suffering a year after investors first de-emphasized the sector. Technology companies have been at a particular disadvantage as corporate spending and capital investment have declined. Many technology companies have been left with large inventories and missed earnings targets. Surprisingly, given the steep declines in share prices, valuations for technology stocks are still generally high because earnings have fallen off more quickly than stock prices. We, therefore, should see continued volatility in this sector until profits improve and inventory levels come down. Our underweighting in consumer cyclicals hurt results, as this area was a strong performer in the first quarter.

WHAT IS YOUR OUTLOOK?

While we anticipate that the stock market will experience continued volatility in 2001, we are encouraged by the Fed's active monitoring of economic data and willingness to lower interest rates to promote economic growth. Using history as a guide, markets tend to rebound as the Fed injects liquidity into the marketplace. The Fed has the advantage of flexibility, because it is not currently constrained by major inflation concerns. While the economy may take longer to recover than people expect, we think that when the recovery comes, it has the potential to be as quick and dramatic as the slowdown. This is because companies today have the technology to respond swiftly to market changes by monitoring inventories and adjusting levels of production. Among the things we are watching closely are weaknesses in the manufacturing sector and consumer confidence; both businesses and consumers are burdened by high levels of debt, and may not be willing to take on more, especially given the negative performance of the stock market. There are, however, factors working in the economy's favor: GDP growth is still in the positive range (albeit much slower than a year ago), inflation remains in check, unemployment remains low, and consumer confidence is holding steady. A federal tax cut, if enacted, could improve sentiment in the financial markets, as well as promote consumer spending. We expect that Tri-Continental's emphasis on early-cycle sectors will allow the portfolio to benefit significantly as and when economic activity accelerates.

TRI-CONTINENTAL CORPORATION

LARGEST PORTFOLIO CHANGES
January 1 to March 31, 2001

TEN LARGEST PURCHASES                        TEN LARGEST SALES
Xilinx, Inc.*                                Coastal Corporation (The)**
Adelphia Communications Corporation          Royal Dutch Petroleum Company
  Class "A"*                                 Pharmacia Corporation**
Citrix Systems, Inc.*                        Ralston Purina Group**
Novellus Systems, Inc.*                      Bank of New York Company, Inc.
Palm, Inc.*                                  McDonald's Corporation**
Limited, Inc. (The)*                         Vitesse Semiconductor Corporation**
Agere Systems Inc. Class "A"*                Electronic Data Systems Corporation
Analog Devices, Inc.*                        Gillette Company (The)**
Comcast Corporation Class "A"*               Applied Materials, Inc.**
Verizon Communications Inc.*


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

----------------------------
 * Position added during the period.
** Position eliminated during the period.


10 LARGEST EQUITY HOLDINGS
March 31, 2001

--------------------------------------------------------------
                                                   Value
                                               ------------
   General Electric Company                    $108,208,100
   Microsoft Corporation                        104,136,553
   United Technologies Corporation               97,822,515
   St. Jude Medical, Inc.                        87,775,500
   Baxter International Inc.                     80,508,528
   American General Corporation                  77,211,450
   American International Group, Inc.            76,627,950
   Citigroup Inc.                                74,217,000
   Exxon Mobil Corporation                       72,900,000
   Pitney Bowes Inc.                             70,229,750

--------------------------------------------------------------

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (unaudited)
                                                                  March 31, 2001


                                                      Shares            Value
                                                    ---------        ----------
COMMON STOCKS - 90.0%
BIOTECHNOLOGY - 0.6%
Genentech, Inc.                                       345,700       $ 17,457,850
                                                                    ------------
CHEMICALS - 0.6%
Praxair, Inc.                                         430,200       $ 19,208,430
                                                                    ------------
COMMUNICATION
   EQUIPMENT - 1.9%
CIENA Corporation*                                    198,600       $  8,297,756
JDS Uniphase Corporation*                             331,450          6,111,109
Lucent Technologies, Inc.*                            990,000          9,870,300
Nortel Networks Corporation
   (CANADA)                                           881,550         12,385,778
QUALCOMM Inc.*                                        415,000         23,486,406
                                                                    ------------
                                                                    $ 60,151,349
                                                                    ------------
COMMUNICATIONS - 5.7%
AT&T Corp.                                          1,334,500       $ 28,424,850
SBC Communications, Inc.                            1,493,480         66,654,012
Sprint Corporation                                    750,000         16,492,500
Verizon Communications Inc.                         1,355,822         66,842,025
                                                                    ------------
                                                                    $178,413,387
                                                                    ------------
CONSUMER GOODS AND
   SERVICES - 2.4%
AOL Time Warner Inc.                                  706,500       $ 28,365,975
PepsiCo, Inc.                                         680,800         29,921,160
Procter & Gamble Company
   (The)                                              286,600         17,941,160
                                                                    ------------
                                                                    $ 76,228,295
                                                                    ------------
DRUGS AND HEALTH
   CARE - 13.7%
Abbott Laboratories                                   892,100       $ 42,098,199
American Home Products
   Corporation                                        705,800         41,465,750
Baxter International Inc.                             855,200         80,508,528
Guidant Corporation*                                  609,800         27,434,902
Johnson & Johnson                                     457,600         40,026,272
Merck & Co., Inc.                                     718,300         54,518,970
Pfizer Inc.                                         1,272,500         52,108,875
St. Jude Medical, Inc.*                             1,630,000         87,775,500
                                                                    ------------
                                                                    $425,936,996
                                                                    ------------
ELECTRIC AND GAS
   UTILITIES - 5.1%
Calpine Corporation*                                1,012,400       $ 55,752,868
El Paso Corporation                                   796,855         52,034,632
Williams Companies, Inc. (The)                      1,185,000         50,777,250
                                                                    ------------
                                                                    $158,564,750
                                                                    ------------
ELECTRONIC
   TECHNOLOGY - 13.3%
Agere Systems Inc. Class "A"*                       5,754,800       $ 35,564,664
Agilent Technologies, Inc.*                           788,700         24,236,751
Analog Devices, Inc.*                               1,002,300         36,323,352
Cisco Systems, Inc.*                                1,475,000         23,277,344
Compaq Computer Corporation                         1,944,100         35,382,620
EMC Corporation                                       306,900          9,022,860
Intel Corporation                                   2,047,800         53,882,737
International Business
   Machines Corporation                               614,950         59,145,891
McData Corporation                                     11,296            212,506
Micron Technology, Inc.*                              497,500         20,661,175
Novellus Systems, Inc.*                             1,613,900         65,514,253
Palm, Inc.*                                         1,321,750         11,110,961
Xilinx, Inc.*                                       1,161,900         40,775,428
                                                                    ------------
                                                                    $415,110,542
                                                                    ------------
ENERGY - 6.3%
Baker Hughes, Inc.                                    530,500       $ 19,262,455
BP Amoco p.l.c. (ADRs)
   (UNITED KINGDOM)                                   742,550         36,845,331
Exxon Mobil Corporation                               900,000         72,900,000
Royal Dutch Petroleum
   Company (NETHERLANDS)                              636,500         35,287,560
Schlumberger Ltd.                                     534,900         30,815,589
                                                                    ------------
                                                                    $195,110,935
                                                                    ------------

FINANCE AND
   INSURANCE - 15.9%
American General Corporation                        2,018,600       $ 77,211,450
American International
   Group, Inc.                                        951,900         76,627,950
Bank of New York Company,
   Inc                                              1,363,000         67,114,120
Chubb Corporation (The)                               904,000         65,485,760
Citigroup Inc.                                      1,650,000         74,217,000
Fannie Mae                                            726,500         57,829,400


--------------------------
See footnotes on page 7.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (unaudited) (continued)                  March 31, 2001



                                                    Shares           Value
                                                  ---------        ---------
FINANCE AND
   INSURANCE (CONTINUED)
Merrill Lynch & Co. Incorporated                    560,000     $    31,024,000
XL Capital Ltd. Class "A"
   (BERMUDA)                                        600,000          45,642,000
                                                                ---------------
                                                                $   495,151,680
                                                                ---------------
MACHINERY AND INDUSTRIAL
   EQUIPMENT - 6.6%
General Electric Company                          2,585,000     $   108,208,100
United Technologies
   Corporation                                    1,334,550          97,822,515
                                                                ---------------
                                                                $   206,030,615
MEDIA - 3.1%
Adelphia Communications
   Corporation Class "A"*                         1,099,300     $    44,556,003
Comcast Corporation Class "A"*                    1,230,600          51,646,744
                                                                ---------------
                                                                $    96,202,747
OFFICE EQUIPMENT - 2.3%
Pitney Bowes Inc.                                 2,021,000     $    70,229,750
                                                                ---------------
PAPER AND FOREST
   PRODUCTS - 0.4%
Mead Corporation (The)                              506,300     $    12,703,067
                                                                ---------------
RETAIL TRADE - 6.0%
Costco Wholesale Corporation*                       832,800     $    32,661,375
Home Depot, Inc. (The)                              691,100          29,786,410
Limited, Inc. (The)                               1,922,600          30,223,272
May Department Stores
   Company                                          904,800          32,102,304
Wal-Mart Stores, Inc.                             1,216,650          61,440,825
                                                                ---------------
                                                                $   186,214,186
TECHNOLOGY SERVICES - 6.1%
Citrix Systems, Inc.*                             1,549,850     $    32,789,015
Electronic Data Systems
   Corporation                                      669,950          37,423,407
Microsoft Corporation*                            1,905,300         104,136,553
Oracle Corporation*                               1,053,200          15,771,670
                                                                ---------------
                                                                $   190,120,645
                                                                ---------------
TOTAL COMMON STOCKS
   (Cost $ 2,719,492,595)                                       $ 2,802,835,224
                                                                ---------------
TRI-CONTINENTAL FINANCIAL
   DIVISION+ - 0.3%
   (Cost $10,057,181)                                           $     8,708,978
                                                                ---------------


                                               Principal
                                                 Amount              Value
                                              -----------         -----------
FIXED TIME
   DEPOSITS - 10.2%
Bank of Montreal,
   Grand Cayman
   5.375%, 4/2/01                           $    60,000,000     $    60,000,000
Bank of Nova Scotia,
   Grand Cayman
   5.375%, 4/2/01                                60,000,000          60,000,000
Bayerische Hypo-und
   Vereinsbank,
   Grand Cayman
   5.375%, 4/2/01                                60,000,000          60,000,000
Canadian Imperial Bank
   of Commerce,
   Grand Cayman
   5.25%, 4/2/01                                 60,000,000          60,000,000
HSBC, Grand Cayman
   5.313%, 4/2/01                                19,500,000          19,500,000
PNC Bank,
   Grand Cayman
   5.375%, 4/2/01                                60,000,000          60,000,000
                                                                ---------------
TOTAL FIXED TIME DEPOSITS
   (Cost $319,500,000)                                          $   319,500,000
                                                                ---------------

TOTAL INVESTMENTS - 100.5%
   (Cost $3,049,049,776)                                        $ 3,131,044,202

OTHER ASSETS
   LESS LIABILITIES - (0.5)%                                        (15,239,184)
                                                                ---------------

NET INVESTMENT ASSETS - 100.0%                                  $ 3,115,805,018
                                                                ===============

-------------------
* Non-income producing security.
+ Restricted security.
Note: Investments in common stocks, limited partnership interest, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and ask prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

TRI-CONTINENTAL CORPORATION

STOCKHOLDER SERVICES

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

AUTOMATIC DIVIDEND INVESTMENT AND CASH PURCHASE PLAN. Stockholders may automatically purchase additional shares with dividend and capital gain distributions. There isno charge for this service. Stockholders may alsopurchase additional shares directly from the Corporation. There is a service fee of a maximum of $2.00 for each cash purchase transaction.

AUTOMATIC CASH WITHDRAWAL PLAN. Stockholders who hold common shares with a market value of $5,000 or more may elect to receive a fixed amount from their investment at regular intervals.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA). You may contribute up to $2,000 per year to a Traditional IRA provided you have earned income and are under age 70 1/2. A working or non-working spouse may also contribute up to $2,000 to a separate Traditional IRA. Contributions to a Traditional IRAmay be deductible or non-deductible. If you are NOT covered by an employer's retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be deductible if your adjusted gross income (AGI) in 2001 is less than $34,000. For spouses who are both covered by a plan, contributions will be fully deductible if your AGI is less than $54,000. If one spouse does not work or is not covered by a retirement plan, that spouse's contribution will be fully deductible provided your household AGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

ROLLOVER IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

ROTH IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $2,000 per year to a Roth IRAprovided you have earned income and meet the eligibility requirements. Your AGI must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. Total contributions to a Roth IRA and a Traditional IRA cannot exceed $2,000 in any year. Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years AND you take the distribution either after age 59 1/2, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70 1/2 (if you have earned income), and you are not required to take minimum distributions at age 70 1/2. You may convert an existing Traditional IRAto a Roth IRAto take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA when converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

TRI-CONTINENTAL CORPORATION

RETIREMENT PLANNING -- Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 25% of earned income (reduced by plan contributions), to a maximum of $35,000 per participant. For retirement plan purposes, no more than $170,000 may be taken into account as earned income under the plan in 2001 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer's retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director's fees.

RETIREMENT PLAN SERVICES provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the US and (212) 682-7600 outside the US.

GIFTS FREE OF FEDERAL TAX are often made using Tri-Continental Common Stock. You may give as much as $10,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $20,000 a year.

STOCK REPURCHASE PROGRAM. In November 2000, the Board of Directors authorized the renewal of Tri-Continental's ongoing share repurchase program. The program authorizes the Corporation to repurchase up to 7.5% of the Corporation's shares over a 12-month period, provided that the discount remains wider than 10%. The Board's decision benefits all stockholders, allowing them to continue to enjoy the advantages of Tri-Continental's closed-end structure, while increasing the NAV of the Corporation's outstanding shares.

As of March 31, 2001, 3.0 million shares had been repurchased. This is approximately 2.4% of the shares outstanding as of November 17, 2000. The repurchase of additional shares is expected to continue between April and November 2001, as long as the discount remains above 10%.

TRI-CONTINENTAL CORPORATION

For information about your Corporation, write to Corporate Communications, J.&W. Seligman & Co. Incorporated, 100 ParkAvenue, New York, NY10017. If you want information about your investment account, write to Stockholder
Services,Seligman Data Corp., at the same address. You may also call Stockholder Services at the telephone number listed below.


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IMPORTANT TELEPHONE NUMBERS

STOCKHOLDER                  RETIREMENT PLAN            24-HOUR AUTOMATED
SERVICES                     SERVICES                   TELEPHONE ACCESS SERVICE
(800) TRI-1092               (800) 445-1777             (800) 622-4597
(8:30 a.m. to 6:00 p.m.      (8:30 a.m. to 6:00 p.m.
   Eastern Time)                 Eastern Time)
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